                                                                   Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 DECEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-4

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    5.55474211             Class 4-A12 ...   $    5.55474358
                  ---------------                               ---------------
Class 4-A2 ....   $    4.49628611             Class 4-A13 ...   $    0.00000000
                  ---------------                               ---------------
Class 4-A3 ....   $    0.00000000             Class 4-PO ....   $    1.02490365
                  ---------------                               ---------------
Class 4-A4 ....   $    0.00000000             Class 4-M .....   $    0.77409256
                  ---------------                               ---------------
Class 4-A5 ....   $    0.77409291             Class 4-B1 ....   $    0.77409260
                  ---------------                               ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.77409272
                  ---------------                               ---------------
Class 4-A7 ....   $    7.76754944             Class 4-B3 ....   $    0.77409382
                  ---------------                               ---------------
Class 4-A8 ....   $    6.86126465             Class 4-B4 ....   $    0.77409175
                  ---------------                               ---------------
Class 4-A9 ....   $    6.12881686             Class 4-B5 ....   $    0.77409449
                  ---------------                               ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A11 ...   $    6.12881700
                  ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any

          Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 4-A1 ....   $    4.47939802             Class 4-A12 ...   $    4.47939920
                  ---------------                               ---------------
Class 4-A2 ....   $    3.62584881             Class 4-A13 ...   $    0.00000000
                  ---------------                               ---------------
Class 4-A3 ....   $    0.00000000             Class 4-M .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A4 ....   $    0.00000000             Class 4-PO ....   $    0.82649226
                  ---------------                               ---------------
Class 4-A5 ....   $    0.62423605             Class 4-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A7 ....   $    6.26382735             Class 4-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A8 ....   $    5.53299049             Class 4-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A9 ....   $    4.94233747             Class 4-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A11 ...   $    4.94233759
                  ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        5.94926052             Class 4-A12 ...       26.06835045
                  ---------------                               ---------------
Class 4-A2 ....        5.63629388             Class 4-A13 ...       32.76373094
                  ---------------                               ---------------
Class 4-A3 ....        5.83333361             Class 4-M .....        5.79856946
                  ---------------                               ---------------
Class 4-A4 ....        5.83333261             Class 4-PO ....        0.00000000
                  ---------------                               ---------------
Class 4-A5 ....        5.79856913             Class 4-B1 ....        5.79856827
                  ---------------                               ---------------
Class 4-A6 ....        5.83333335             Class 4-B2 ....        5.79856765
                  ---------------                               ---------------
Class 4-A7 ....        5.49293894             Class 4-B3 ....        5.79856790
                  ---------------                               ---------------
Class 4-A8 ....      471.46232617             Class 4-B4 ....        5.79857020
                  ---------------                               ---------------
Class 4-A9 ....       32.81264643             Class 4-B5 ....        5.79857135
                  ---------------                               ---------------
Class 4-A10 ...        6.98372329             Class 4-R .....        0.00000000
                  ---------------                               ---------------
Class 4-A11 ...       29.88451480             Class 4-S .....        0.45558907

                  ---------------                               ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          79,457.02
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $436,115,610.34
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,506
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate           Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 4-A1 ....      $  4,772,000.23               952.72
                                         ---------------      ---------------
                    Class 4-A2 ....      $144,611,090.54               961.73
                                         ---------------      ---------------
                    Class 4-A3 ....      $ 15,286,513.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A4 ....      $  4,600,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A5 ....      $ 42,228,050.02               993.27
                                         ---------------      ---------------
                    Class 4-A6 ....      $ 46,775,033.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A7 ....      $  6,559,314.02               933.88
                                         ---------------      ---------------
                    Class 4-A8 ....      $ 47,210,141.46               941.59
                                         ---------------      ---------------
                    Class 4-A9 ....      $ 49,563,271.75               947.83

                                         ---------------      ---------------
                    Class 4-A10 ...      $  5,992,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A11 ...      $ 18,956,573.27               947.83
                                         ---------------      ---------------
                    Class 4-A12 ...      $ 14,315,996.82               952.72
                                         ---------------      ---------------
                    Class 4-A13 ...      $ 10,120,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-PO ....      $    517,838.03               977.90
                                         ---------------      ---------------
                    Class 4-M .....      $ 10,066,820.68               993.27
                                         ---------------      ---------------
                    Class 4-B1 ....      $  4,474,142.31               993.27
                                         ---------------      ---------------
                    Class 4-B2 ....      $  3,355,606.23               993.27
                                         ---------------      ---------------
                    Class 4-B3 ....      $  3,131,899.81               993.27
                                         ---------------      ---------------
                    Class 4-B4 ....      $  1,789,656.32               993.27
                                         ---------------      ---------------
                    Class 4-B5 ....      $  1,789,662.85               993.27
                                         ---------------      ---------------
                    Class 4-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 4-S .....      $414,138,092.92               919.39
                                         ---------------      ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
            (1)  30-59 days
            *Number                14      *Principal Balance   $  4,160,047.37
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 4       Principal Balance   $  1,042,620.87
                      ---------------                           ---------------
            (3)  90 days or more

             Number                 1       Principal Balance   $    281,346.34
                      ---------------                           ---------------

          (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 4-S: ................          0.562500%
                                            ---------------

     1.   Senior Percentage for such Distribution Date: ....        94.36813300%
                                                                ---------------

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        84.70360000%
                                                                ---------------

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         9.66453300%
                                                                ---------------

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

     7.   Junior Percentage for such Distribution Date: ....         5.63186700%
                                                                ---------------

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------